SCHWAB CAPITAL TRUST

Schwab Active Equity Funds

Schwab Core Equity Fund™

Supplement dated September 21, 2012 to the
Prospectus dated February 28, 2012,
as supplemented March 13, 2012, August 3, 2012, and September 7, 2012

This supplement provides new and additional information beyond that contained in the
Prospectus and should be read in conjunction with the Prospectus

Effective September 21, 2012, Jonas Svallin will serve as portfolio manager to the Schwab Core Equity Fund. Accordingly, the following changes to the Prospectus are effective September 21, 2012:

The “Portfolio managers” section on Page 11 of the Prospectus have added the following:

Jonas Svallin, CFA, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the fund. He has managed the fund since September 2012.

Paragraph 6 of the “Fund management” section on Page 61 of the Prospectus is deleted and replaced in its entirety with the following:

Jonas Svallin, CFA, a managing director and portfolio manager for the investment adviser, leads the portfolio management team of Schwab’s disciplined active equity strategies, and is responsible for the day-to-day co-management of each of the funds. Prior to joining CSIM in 2012, Mr. Svallin spent nearly three years as a partner and a director of quantitative analytics & research at Fiduciary Research & Consulting, where he provided oversight of quantitative analytics and risk management efforts. From 2003 until 2009, Mr. Svallin was a principal and head portfolio manager at Algert Coldiron Investors (ACI). Prior to joining ACI, Mr. Svallin worked as a quantitative research associate at RCM Capital Management and a senior consultant at FactSet Research Systems.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG69784-00 (09/12) © 2012 All Rights Reserved

SCHWAB CAPITAL TRUST

Schwab Active Equity Funds

Schwab Core Equity FundTM

Supplement dated September 21, 2012

to the Statement of Additional Information dated February 28, 2012,

as supplemented May 30, 2012, August 3, 2012, and September 7, 2012

(“SAI”)

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

Effective September 21, 2012, Jonas Svallin will serve as portfolio manager to the Schwab Core Equity Fund.

Accordingly, the “Other Accounts” section on page 58 of the SAI and the “Owner of Fund Shares” section on page 60 of the SAI are deleted and replaced in their entirety with the following:

Other Accounts. Each portfolio manager (collectively referred to as the “portfolio managers”) is responsible for the day-to-day management of certain accounts, as listed below. The accounts listed below are not subject to a performance-based advisory fee. The information below is provided as of October 31, 2011.

Name	Registered Investment Companies (this amount does not include the funds in this Statement of Additional Information)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Paul Alan Davis	0	$0	0	0	2,039	$383,315,315
Larry Mano	1	$122,736,089	0	0	2,039	$383,315,315
Ron Toll	1	$122,736,089	0	0	0	0
Jonas Svallin[1]	1	$208,477,561	0	0	0	0

[1]	Information is provided as of August 31, 2012.

Ownership of Fund Shares. The following table shows the dollar amount range of the portfolio managers’ “beneficial ownership” of shares of the funds they manage as of October 31, 2011. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Larry Mano	Schwab Premier Equity Fund	$1 - $10,000
	Schwab S&P 500 Index Fund	$10,001 - $50,000

Ron Toll	Schwab S&P 500 Index Fund	$10,001 - $50,000
	Schwab Small Cap Index Fund	$10,001 - $50,000

Jonas Svallin[1]		None

[1]	Information is provided as of August 31, 2012.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG69785-00 (09/12) © 2012 All Rights Reserved